UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2024 (February 21, 2024)

Carriage Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
     (713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	CSV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(c) Appointment of L. Kian Granmayeh as Principal Accounting Officer
Effective February 21, 2024, the Company’s Board of Directors appointed L. Kian Granmayeh, the Company’s Executive Vice President and Chief Financial Officer (Principal Financial Officer), as the Company’s Principal Accounting Officer. In this role, Mr. Granmayeh will serve as both the Company’s Principal Financial Officer and Principal Accounting Officer. Mr. Granmayeh, age 45, has been the Company’s Executive Vice President and Chief Financial Officer (Principal Financial Officer) since March 2023. Prior to joining the Company, Mr. Granmayeh, served as the Executive Vice President and Chief Financial Officer for Tellurian, Inc. from March 2020 to February 2023. Prior to that role, Mr. Granmayeh served as Tellurian, Inc.’s Director of Investor Relations from August 2019 to March 2020, Director of Special Projects from July 2019 to August 2019 and as a consultant to the Chief Financial Officer from January 2019 to June 2019. Prior to joining Tellurian, Mr. Granmayeh worked at Apache Corporation where he served as a Manager in the Investor Relations and Strategic Planning groups from May 2014 to February 2018. Prior to Apache Corporation, Mr. Granmayeh served as a Vice President, and earlier as an Associate, at Lazard Freres & Co. in their oil and gas investment banking group from 2009 to 2014, during which time he advised on a broad range of advisory-focused transactions, particularly around mergers & acquisitions, restructuring, and debt and equity capital raises. Mr. Granmayeh holds a B.A. in Neuroscience & Behavior from Columbia University and an M.B.A. from Rice University.
No new compensatory arrangements will be entered into with Mr. Granmayeh in connection with his appointment as the Company’s Principal Accounting Officer. There are no arrangements or understandings between Mr. Granmayeh and any other persons pursuant to which he was selected as Principal Accounting Officer. There are no family relationships between Mr. Granmayeh and any director or executive officer of the Company, and there are no related transactions between the Company and Mr. Granmayeh that would require disclosure under Item 404(a) of Regulations S-K under the Securities Exchange Act of 1934, as amended.
In connection with the appointment of Mr. Granmayeh as the Company’s Principal Accounting Officer, effective February 21, 2024, Adeola Olaniyan ceased serving as the Company’s Principal Accounting Officer. Ms. Olaniyan continues to serve as the Company’s Corporate Controller.
(e) Amendments to Employment Agreements for certain Named Executive Officers
On February 21, 2024, the Company and Carlos R. Quezada, the Company’s Vice Chairman of the Board and Chief Executive Officer, entered into a written amendment to Mr. Quezada’s employment agreement dated June 25, 2020, as previously amended. The written amendment, among other things, replaces the prior treatment of potential reductions of parachute payments (as defined in Section 280G of the Internal Revenue Code) with a “net-best” cut-back provision, which provides for any potential parachute payment and benefits to be reduced to the maximum amount that does not trigger an excise tax, unless the executive would be better off, on an after-tax basis, receiving all payments and benefits and personally paying all excise and income taxes. This amendment is consistent with the Company’s compensation practice, adopted in 2019, that no executive will receive any tax gross up payment upon a potential change-in-control.
On February 21, 2024, the Company and Steven D. Metzger, the Company’s President and Secretary, entered into a written amendment to Mr. Metzger’s employment agreement dated November 5, 2019, as previously amended. The written amendment, among other things, replaces the prior treatment of potential reductions of parachute payments (as defined in Section 280G of the Internal Revenue Code) with a “net-best” cut-back provision, which provides for any potential parachute payment and benefits to be reduced to the maximum amount that does not trigger an excise tax, unless the executive would be better off, on an after-tax basis, receiving all payments and benefits and personally paying all excise and income taxes. This amendment is consistent with the Company’s compensation practice, adopted in 2019, that no executive will receive any tax gross up payment upon a potential change-in-control.
On February 21, 2024, the Company and Mr. Granmayeh, entered into a written amendment to Mr. Granmayeh’s employment agreement dated March 13, 2023, as previously amended. The written amendment, among other things, replaces the prior treatment of potential reductions of parachute payments (as defined in Section 280G of the Internal Revenue Code) with a “net-best” cut-back provision, which provides for any potential parachute payment and benefits to be reduced to the maximum amount that does not trigger an excise tax, unless the executive would be better off, on an after-tax basis, receiving all payments and benefits and personally paying all excise and income taxes. This amendment is consistent with the Company’s compensation practice, adopted in 2019, that no executive will receive any tax gross up payment upon a potential change-in-control.
On February 21, 2024, the Company and Shawn R. Phillips, the Company’s Senior Vice President and Regional Partner, entered into a written amendment to Mr. Phillips’ employment agreement dated November 5, 2019, as previously amended. The written amendment, among other things, extends the term of Mr. Phillips’ current employment agreement to December 31, 2026, and replaces the prior treatment of potential reductions of parachute payments (as defined in Section 280G of the Internal Revenue Code) with a “net-best” cut-back provision, which provides for any potential parachute payment and benefits to be reduced to the maximum amount that does not trigger an excise tax, unless the executive would be better off, on an after-tax basis, receiving all payments and benefits and personally paying all excise and income taxes. This amendment is consistent with the Company’s compensation practice, adopted in 2019, that no executive will receive any tax gross up payment upon a potential change-in-control.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit	Description

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: February 27, 2024	By:	/s/ Steven D. Metzger
Steven D. Metzger
President and Secretary

INDEX TO EXHIBITS

Exhibit	Description

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL